UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

As previously reported, in June 2014, PPL Corporation and PPL Energy Supply, LLC executed definitive agreements with affiliates of Riverstone Holdings LLC to combine their competitive power generation businesses into a new, stand-alone, publicly traded company named Talen Energy Corporation. PPL Corporation is filing herewith its unaudited pro forma condensed consolidated financial information giving effect to such transaction.

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of PPL Corporation, consisting of PPL Pro Forma Condensed Consolidated Balance Sheet (Unaudited) for December 31, 2014 and PPL Pro Forma Condensed Consolidated Statement of Income (Unaudited) for December 31, 2014, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Vice President and Controller

Dated: February 25, 2015